Exhibit 99.1

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT is made as of January 9th, 2014 by and between Calypte Biomedical Corporation, a Delaware corporation (the “Company”) , and DP TZUAN (HK) LIMITED (the “Purchaser”).

RECITALS:

A.	The Company requires additional financing to complete the FDA approval procedures for the new product “AWARE-2.”

B.

The Purchaser has offered to invest a total of US$2,000,000 in the Company, subject to a mutually agreed budget plan (the “Budget Plan”), through the purchase of shares of the Company’s Common Stock (“Shares”)

C.	The issuance of the Shares will require an amendment to the Company’s Certificate of Incorporation to increase its authorized shares of Common Stock to 2,400,000,000 shares and reduce the par value of the Company’s Common Stock to $0.005 per share (the “Amendment”).[1]

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.	The Purchaser will invest up to an aggregate of US$2,000,000 (the “Investment Amount”) in the Company through the purchase of Shares at a purchase price of $0.005 per share.

2.

The Investment Amount will be invested in three installments (each an “Installment”): (a) of US$ 500,000 invested on January 10th , 2014 or as soon thereafter as possible following the Amendment; (b) US$ 500,000 invested on May 1st , 2014; and (c) US$ 1,000,000 invested on November 1st , 2014.

3.	All payments of the Investment Amount will be made by wire transfer of immediately available funds to the following account:

	Pay to:	J.P Morgan Chase

	Routing & Transit#:	325070760

	Swift Code:	CHASUS33

	For Credit of:	Calypte Biomedical Corp.

	Final Credit Account#:	FNC - 967734047

4.	The Company hereby represents and warrants as follows:

	a.	The Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and represents a valid and binding obligation enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

	b.	The Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

5.	The Purchaser hereby represents and warrants as follows:

	a.	This Agreement has been duly executed and delivered by the Purchaser and represents a valid and binding obligation enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

	b.	The Purchaser has received from the Company such information concerning its operation, financial condition, including, without limitation and other matters as the Purchaser has requested, and considered all factors the Purchaser deems material in deciding on the advisability of entering into this Agreement. The Purchaser acknowledges that he has had an opportunity to discuss the business and affairs of the Company with its officers and directors. The Purchaser further acknowledges that he has had access to information about the Company that he requested. The Purchaser acknowledges that he has knowledge and experience in financial and business matters such that he is capable of evaluating the risks of the transaction contemplated by this Agreement.

c.	The Purchaser is and was not a “U.S. person,” as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and was outside the United States, at the time the offer or sale of the Securities was made. Additionally, the Purchaser is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act. The Purchaser is experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available by the Company, to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d.	The Purchaser is acquiring the Shares as principal for his own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Purchaser’s right to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares. The Purchaser also represents that the purchase of the Shares is intended to be made as an “Offshore Transaction” as defined in Regulation S.

e.	The Purchaser has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any trading in any securities of the Company, including, without limitation, any Short Sales (as defined below) involving the Company’s securities, during the 20 trading days immediately preceding the issuance of the Shares. For purposes of this section, “Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended, and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. As of the date of this Agreement, the Purchaser has no open short position in the Company’s Common Stock, and covenants that neither the Purchaser nor any person acting on his behalf or pursuant to any understanding with him will engage in any Short Sales prior to the public disclosure of the material terms of this transaction by the Company. The Purchaser understands and acknowledges that he may not engage in any hedging transactions with respect to the Shares other than in compliance with the Securities Act.

f.	The Purchaser understands and agrees that the Shares have not been registered under the Securities Act, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein), and that such Shares may not be offered or sold in the United States or to U.S. persons unless the Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

g.	The Purchaser understands that the certificates representing the Shares will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.	The Purchaser’s obligation to purchase the Shares in each Installment is subject to the fulfillment as of such Installment of the following conditions (unless waived in writing by the Purchaser):

a.

The representations and warranties made by the Company in Section 4 hereof shall be true and correct as of the date of this Agreement and as of the date of such Installment as though made on and as of such date.

b.

There shall be no law or injunction, action, suit, proceeding or investigation pending or currently threatened in writing against the Company or the Purchaser that questions the validity of this Agreement or the right of the Company or the Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby or that prohibits or restrains the consummation of the transactions contemplated hereby or thereby.

	c.	The Amendment shall have been duly approved by the stockholders of the Company and shall be in full force and effect.

	d.	The Company shall be in compliance with the Budget Plan.

7.	The Company’s obligation to sell and issue the Shares in each Installment is subject to the fulfillment as of such Installment of the following conditions (unless waived in writing by the Company):

a.

The representations and warranties made by the Purchaser in Section 5 hereof shall be true and correct as of the date of this Agreement and as of the date of such Installment as though made on and as of such date.

	b.	There shall be no law or injunction, action, suit, proceeding or investigation pending or currently threatened in writing against the Company or the Purchaser that questions the validity of this Agreement or the right of the Company or the Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby or that prohibits or restrains the consummation of the transactions contemplated hereby or thereby.

	c.	The Amendment shall have been duly approved by the stockholders of the Company and shall be in full force and effect.

8.

In the event of any stock split, stock dividend, reverse stock split, reclassification or similar recapitalization event that affects or relates to the Common Stock of the Company after the date hereof, appropriate adjustment shall be made to the Shares and the purchase price therefor.

9.

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

10.	All notices or other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally delivered, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth beneath each party’s signature or such other address as that party may indicate by written notice given in accordance with this Section 10.

11.	This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto. This Agreement and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without the written consent of the other party.

12.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, U.S.A., without regard to principles of conflicts of laws.

13.	This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same document. This Agreement may be executed by facsimile or PDF transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Memorandum of Understanding to be duly executed and delivered as of the date first above written.

Purchaser: DP TZUAN (HK) LIMITED	Company: Calypte Biomedical Corp.

By:
[Name of Purchaser]
Title:

Address:	Address: 15875 SW 72nd Ave
Portland, Oregon 97224
Facsimile: (503) 601-6299
Facsimile: